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                                                                   EXHIBIT 10.17


                                 LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is made as of January 31, 2001, by and among Cell Robotics International, Inc., a Colorado corporation (the "Borrower"), Dipl. Ing. Oton Tisch ("Tisch"), Ronald K. Lohrding, Ph.D., Raymond Radosevich, Ph.D., HaeMedic LLC and Humagen Fertility Diagnostics, Inc. (each, a "Lender," and collectively, the "Lenders").

                             PRELIMINARY STATEMENTS

         The Borrower wishes to borrow from the Lenders, and the Lenders are willing to lend to the Borrower, an aggregate U.S.$1,000,000, on the terms and subject to the conditions provided in this Agreement.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

1. DEFINITIONS.

         "Agreement" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, action, covenant or Loan Documents in question, including, but not limited to, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental body, and all orders, judgments and decrees of all courts and arbitrators.

         "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended.

         "Borrower" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Default Rate" shall mean the rate per annum equal to the lesser of (a) 12% and (b) the Maximum Legal Rate.

         "Event of Default" shall mean the occurrence of any event or the existence of any condition specified in Section 5.1.

         "Indebtedness" shall mean all indebtedness, liabilities and obligations owing, arising, due or payable from the Borrower to the Lender under the Lender Note.

         "Lender" or "Lenders" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Loan" shall mean the loans provided by the Lenders to Borrower under
Section 2.1.

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         "Loan Documents" shall mean this Agreement, the Notes and all other documents and instruments heretofore, now or hereafter evidencing, describing, guaranteeing or securing the Loan contemplated hereby or delivered in connection with this Agreement.

         "Maximum Legal Rate" shall have the meaning ascribed to such term in
Section 6.1.

         "Notes" shall have the meaning ascribed to such term in Section 2.2.

         "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government or any agency or political subdivision of any government.

         "Tisch" shall have the meaning provided in the introductory paragraph of this Agreement.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New Mexico or other applicable jurisdiction, as amended at the time in question.

2. LOAN; NOTES.

         2.1. Loan. On or before March 12, 2001, each Lender agrees to loan the Borrower in immediately available funds the amount set forth opposite such Lender's name on Exhibit A attached hereto; provided that Tisch agrees to loan to Borrower in immediately available funds $500,000 of the amount set forth opposite his name at any time, upon Borrower's request, between March 15, 2001 and May 31, 2001.

         2.2. Notes. Each Loan shall be evidenced by a promissory note substantially in the form of Exhibit B attached hereto (as the same may be amended, modified, supplemented or renewed from time to time, the "Notes"), which shall be executed by the Borrower and delivered to the applicable Lender, as applicable, contemporaneously with the making and in the principal amount of such Loan by such Lender, as applicable.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDERS.

         Each Lender makes the following representations, warranties and covenants as of the date hereof:

         3.1. Valid Existence; Power and Authority. Where applicable, each Lender is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business in all places where the failure to be so qualified would have a material adverse effect on it. The Lender has the power to make and perform the Loan Documents executed by him or it, and all such Loan Documents will constitute the legal, valid and binding obligation of the Lender, enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.


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         3.2. Authority; Non-Contravention. The execution, delivery and performance of the Loan Documents by the Lender (a) have been duly authorized by all necessary action of such Lender, as applicable, and (b) do not violate (i) any provision of Applicable Law, (ii) any provision of the organizational or governing documents of such Lender, as applicable, or (iii) any provision of any agreement to which such Lender is bound, except where the violation thereof could not reasonably be expected to have a material adverse effect on such Lender.

         3.3. Further Assurances. Until payment in full of the Loan, as applicable, each Lender shall take such further actions and provide to the Borrower such further assurances as may be reasonably requested by the Borrower to ensure compliance with the intent of the Loan Documents.

         3.4 State of Residence. Each Lender is a resident of the state set forth in their respective addresses set forth beneath their signature on the signature page hereof.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

         The Borrower makes the following representations, warranties and covenants as of the date hereof:

         4.1. Valid Existence; Power and Authority. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business in all places where the failure to be so qualified would have a material adverse effect on it. The Borrower has the power to make and perform the Loan Documents executed by it, and all such Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

         4.2. Authority; Non-Contravention. The execution, delivery and performance of the Loan Documents by the Borrower have been duly authorized by all necessary corporate action of the Borrower, and do not violate any provision of Applicable Law or any provision of the articles of incorporation or bylaws of the Borrower or any governing instrument or agreement to which the Borrower is bound, except where the violation thereof could not reasonably be expected to have a material adverse effect on the Borrower.

         4.3. Further Assurances. Until payment in full of the Loan, the Borrower shall take such further actions and provide to the Lenders such further assurances as may be reasonably requested by the Lenders to ensure compliance with the intent of the Loan Documents.

         4.4. Use of Proceeds. The proceeds of the Loan shall be used by the Borrower solely for payment of existing indebtedness, capital expenditures, working capital and other general corporate needs.


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5. DEFAULTS AND REMEDIES.

         5.1. Events of Default. The following shall constitute an Event of Default with respect to the Indebtedness:

                  (a) Any representation or warranty made by the Borrower under or in connection with this Agreement which shall prove to have been incorrect in any material respect when made, or any failure by the Borrower to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, and if capable of being remedied such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Lender;

                  (b) The Borrower shall fail to pay any of the Indebtedness on the due date thereon (whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall not be remedied within five days after the occurrence thereof; or

                  (c) The Borrower shall (i) become insolvent within the meaning of the Bankruptcy Code, (ii) admit in writing its inability to pay or otherwise fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to or acquiesce in the benefit or benefits of any Debtor Relief Law (meaning the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally) or (iv) be made the subject of an involuntary case for bankruptcy (or a petition for a receiving order) which is not dismissed within 60 days after commencement of the case.

         5.2. Acceleration of the Indebtedness. Upon or at any time after the occurrence of an Event of Default, the principal amount of the Indebtedness then outstanding together with all interest accrued thereon shall, at the option of the Lender and without notice or demand by the Lender, become at once due and payable and the Borrower shall forthwith pay to the Lender, in addition to any and all sums and charges due, the entire principal of and accrued and unpaid interest on the Indebtedness plus reasonable attorneys' fees and expenses, if the same is collected by or through an attorney at law. From and after the occurrence and during the continuance of an Event of Default, the Indebtedness shall bear interest at the Default Rate.

         5.3. Remedies. Upon or at any time after the occurrence of any Event of Default, the Lender shall have and may exercise, at its election, from time to time any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by this Agreement, at law, in equity or otherwise, including, without limitation, (a) declaring the entire unpaid balance of the Indebtedness, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (b) reducing any claim to judgment; and (c) bringing suit or other proceedings before any appropriate court either for specific performance of any covenant or condition contained in this Agreement or in aid of the exercise of any right granted to the Lender in this Agreement.


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6. MISCELLANEOUS.

         6.1. Maximum Rate of Interest. Notwithstanding anything to the contrary contained herein, no provisions of the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum rate permitted by law (the "Maximum Legal Rate"). If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in the Loan Documents or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor the sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums evidenced hereby. If for any reason interest in excess of the Maximum Legal Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal amount hereof until it has been paid in full, and any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Legal Rate, the Borrower and the Lenders shall, to the extent permitted by Applicable Law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Notes so that the interest for the entire term does not exceed the Maximum Legal Rate.

         6.2. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

         6.3. Entire Agreement. This Agreement (including the documents referred to in this Agreement) and the other Loan Documents constitute the entire agreement among the parties and supersede any prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         6.4. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named in this Agreement and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties.

         6.5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6.6. Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.7. Notices. All notices, requests, demands, claims and other communications under this Agreement and the other Loan Documents shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business


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days after) it is sent by (a) confirmed facsimile; (b) overnight delivery; or
(c) registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

        If to the Borrower:            Cell Robotics International, Inc.
                                       2715 Broadbent Parkway N.E.
                                       Albuquerque, New Mexico 87107
                                       Attn: Ronald K. Lohrding, Ph.D.
                                       Telephone:  (505) 343-1131
                                       Facsimile:  (505) 344-8112

        With a copy to, which copy     Baker & McKenzie
        shall not constitute notice:   2001 Ross Avenue, Suite 2300
                                       Dallas, Texas 75201
                                       Attn:  W. Crews Lott
                                       Telephone:  (214) 978-3000
                                       Facsimile:  (214) 978-3099

        If to the Lenders:             To their respective addresses set forth
                                       beneath their signature on the signature page hereof

Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner provided in this Agreement.

         6.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW MEXICO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW MEXICO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. Any legal action or proceeding with respect to any Loan Document shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Agreement, each party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         6.9. Amendments; Waivers; Remedies Cumulative. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Borrower, and the Lenders. No failure on the part of the Lenders to exercise, and no delay by the Lenders in exercising, any right or remedy hereunder or under any other Loan Document shall operate as


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a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and are in addition to any other rights and remedies provided by Applicable Law, any Loan Document or otherwise.

         6.10. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         6.11. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean "including, without limitation." The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Terms defined in the singular have the same meaning when used in the plural and vice versa. All references to any instruments or agreements, including, without limitation, references to this Agreement and any of the other Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


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         The parties have executed and delivered this Agreement as of the date of the first sentence of this Agreement.

THE BORROWER:

CELL ROBOTICS INTERNATIONAL, INC.


By:
    ------------------------------------
    Ronald K. Lohrding, Ph.D.
    President and CEO



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THE LENDERS:


------------------------------------------
Dipl. Ing. Oton Tisch

Address:
Apartado 76949
Caracas 1070 Venezuela



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------------------------------------------
Ronald K. Lohrding, Ph.D.

Address:
c/o Cell Robotics International, Inc.
2715 Broadbent Parkway N.E.
Albuquerque, New Mexico  87107



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------------------------------------------
Raymond Radosevich, Ph.D.

Address:
602 Cedar Hill Road, N.E.
Albuquerque, New Mexico  87122



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HAEMEDIC LLC


-----------------------------------------
Steven A. Crees, President

Address:
3405 Shadyview Lane N.
Plymouth, Minnesota  55447



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HUMAGEN FERTILITY DIAGNOSTICS, INC.


------------------------------------------
Debra Bryant, Ph.D., President

Address:
2400 Hunter's Way
Charlottesville, Virginia  22911



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                                    EXHIBIT A

                                 Amount of Loan

Lender                                      Loan Amount
------                                      ------------
Oton Tisch                                  U.S.$900,000

Ronald K. Lohrding, Ph.D.                   U.S.$ 25,000

Raymond Radosevich, Ph.D.                   U.S.$ 20,000

HaeMedic LLC                                U.S.$ 10,000

Humagen Fertility Diagnostics, Inc.         U.S.$ 45,000


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                                    EXHIBIT B

                                  Form of Note

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